                               MAF Bancorp, Inc.



                                  STOCK OPTION

                               GAIN DEFERRAL PLAN

                                   * * * * *


                       TRUST AGREEMENT FOR GRANTOR TRUST



                                                              September 13, 1999

                               MAF BANCORP, INC.

                                  STOCK OPTION
                               GAIN DEFERRAL PLAN

                       Trust Agreement for Grantor Trust

                               Table of Contents
                               -----------------

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                                                             ----

ARTICLE I
ESTABLISHMENT OF TRUST......................................  1

ARTICLE II
PAYMENTS TO PLAN PARTICIPANTS
AND THEIR BENEFICIARIES.....................................  2

ARTICLE III
TRUSTEE RESPONSIBILITY REGARDING
PAYMENTS TO TRUST BENEFICIARY
WHEN THE COMPANY IS INSOLVENT...............................  3

ARTICLE IV
PAYMENTS TO COMPANY.........................................  5

ARTICLE V
INVESTMENT AUTHORITY........................................  5

ARTICLE VI
DISPOSITION OF INCOME.......................................  5

ARTICLE VII
ACCOUNTING BY TRUSTEE.......................................  5

ARTICLE VIII
RESPONSIBILITY OF THE TRUSTEE...............................  6

ARTICLE IX
COMPENSATION AND EXPENSES OF TRUSTEE........................  7

ARTICLE X
RESIGNATION AND REMOVAL OF TRUSTEE..........................  7

ARTICLE XI
APPOINTMENT OF SUCCESSOR....................................  7

                               Table of Contents
                               -----------------
                                  (continued)

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                                                             ----
ARTICLE XII
AMENDMENT OR TERMINATION....................................  8

ARTICLE XIII
MISCELLANEOUS...............................................  8

ARTICLE XIV
EFFECTIVE DATE..............................................  9


                                TRUST UNDER THE
                               MAF BANCORP, INC.
                        STOCK OPTION GAIN DEFERRAL PLAN


     THIS AGREEMENT made as of the 13th day of September, 1999, by and between MAF Bancorp, Inc. ("the Company") and LaSalle Bank, N.A. ("Trustee").

     WHEREAS, the Company has adopted a deferred compensation plan known as the MAF Bancorp, Inc. Stock Option Gain Deferral Plan ("Plan").

     WHEREAS, the Company has incurred or expects to incur liability under the terms of such Plan with respect to the individuals participating in such Plan.

     WHEREAS, the Company wishes to establish a trust (hereinafter called "Trust") and to contribute to the Trust assets that shall be held therein, subject to the claims of the Company's creditors in the event of the Company's Insolvency, as herein defined, until paid to Plan participants and their beneficiaries in such manner and at such times as specified in the Plan;

     WHEREAS, it is the intention of the parties that this Trust shall constitute an unfunded arrangement and shall not affect the status of the Plan as an unfunded plan maintained for the purpose of providing deferred compensation for a select group of management or highly compensated employees for purposes of Title I of the Employee Retirement Income Security Act of 1974;

     WHEREAS, it is the intention of the Company to make contributions to the Trust to provide itself with a source of funds to assist it in the meeting of its liabilities under the Plan;

     NOW, THEREFORE, the parties do hereby establish the Trust and agree that the Trust shall be comprised, held and disposed of as follows:

                                   ARTICLE I
                             ESTABLISHMENT OF TRUST

     1.1 The Company hereby deposits with the Trustee in trust $100 in cash or common stock, $.01 par value per share, of the Company, with a fair market value equal to at least $100, which shall become the principal of the Trust to be held, administered and disposed of by the Trustee as provided in this Trust Agreement.

     1.2  The Trust hereby established shall be irrevocable.

     1.3 The Trust is intended to be a grantor trust, of which the Company is the grantor, within the meaning of subpart E, part I, subchapter J, chapter 1, subtitle A of the Internal Revenue Code of 1986, as amended, and shall be construed accordingly.

     1.4 The principal of the Trust is hereby restricted to consist solely of common stock, $.01 par value per share, of the Company ("Common Stock"), provided, however, that the Trustee may from time to time hold cash pending reinvestment in Common Stock or may use cash to pay expenses; and provided, further, that for purposes of this Trust, Common Stock shall include any securities or other property issued with respect to the Common Stock, or if upon the exchange or conversion thereof, as contemplated by the Plan.

     1.5 The principal of the Trust, and any earnings thereon shall be held separate and apart from other funds of the Company and shall be used exclusively for the uses and purposes of the Plan participants and general creditors as herein set forth. Plan participants and their beneficiaries shall have no preferred claim on, or any beneficial ownership interest in, any assets of the Trust. Any rights created under the Plan and this Trust Agreement shall be mere unsecured contractual rights of Plan participants and their beneficiaries against the Company. Any assets held by the Trust will be subject to the claims of the Company's general creditors under federal and state law in the event of Insolvency, as defined in Section 3.1 herein.

     1.6 The Company, in its sole discretion, may at any time, or from time to time, make additional deposits of Common Stock in trust with the Trustee to augment the principal to be held, administered and disposed of by the Trustee as provided in this Trust Agreement. Neither the Trustee nor any Plan participant or beneficiary shall have any right to compel such additional deposits.

                                   ARTICLE II
                         PAYMENTS TO PLAN PARTICIPANTS
                            AND THEIR BENEFICIARIES

     2.1 The Company shall deliver to the Trustee a schedule (the "Payment Schedule") that indicates the amounts payable in respect of each Plan participant (and his or her beneficiaries), that provides a formula or other instructions acceptable to the Trustee for determining the amounts so payable, the form in which such amount is to be paid (as provided for or available under the Plan), and the time of commencement for payment of such amounts. Except as otherwise provided herein, the Trustee shall make payments to the Plan participants and their beneficiaries in accordance with such Payment Schedule. The Trustee shall upon written direction from Company withhold such number of shares of Common Stock from any distribution which it is required to make hereunder as Company may reasonably estimate to be necessary to cover any withholding taxes for which Company may be liable with respect to such distribution. Trustee shall forward any withheld amounts to Company, and Company shall be responsible for (a) paying to the appropriate taxing authority all income and employment taxes so withheld; (b) furnishing to each person receiving a distribution from the Trust appropriate tax information respecting such distribution and withholding (if any); and (c) preparing and filing all information reports or returns required to be filed. Upon discharge or settlement of such tax liability, Trustee shall distribute the balance of such sum, if any, to the distributee from whose distribution it was withheld, or if such distributee is then deceased, to such other person as Company shall direct.

     2.2 The entitlement of a Plan participant or his or her beneficiaries to benefits under the Plan shall be determined by the Company or such party as it shall designate under the Plan, and any claim for such benefits shall be considered and reviewed under the procedures set out in the Plan.

     2.3 The Company may make payment of benefits directly to Plan participants or their beneficiaries as they become due under the terms of the Plan, as well as reporting and withholding of taxes pursuant to Section 2.1 above. The Company shall notify the Trustee of its decision to make payment of benefits directly prior to the time amounts are payable to participants or their beneficiaries. Upon receipt of evidence of such payment, the Trustee shall pay to the Company from the Trust the amount of such payment. Such payment shall be made by distribution of Common Stock to the Company. In addition, if the principal of the Trust, and any earnings thereon, are not sufficient to make payments of benefits in accordance with the terms of the Plan, the Company shall make the balance of each such payment as it falls due. The Trustee shall notify the Company where principal and earnings are not sufficient. Notwithstanding any notice from the Company to the Trustee under this Section 2.3 of the Company's intention to pay benefits directly to a Plan participant or beneficiary, in the event such payment is not made by the due date thereof, then upon written notice from the participant or beneficiary of such failure to pay, the Trustee shall pay such benefit pursuant to Section 2.1 as if no Company notice had been received.

                                  ARTICLE III
                        TRUSTEE RESPONSIBILITY REGARDING
                         PAYMENTS TO TRUST BENEFICIARY
                         WHEN THE COMPANY IS INSOLVENT

     3.1. The Trustee shall cease payment of benefits to Plan participants and their beneficiaries if the Company is Insolvent. The Company shall be considered "Insolvent" for purposes of this Trust Agreement if (a) the Company is unable to pay its debts as they become due, or (b) the Company is subject to a pending proceeding as a debtor under the United States Bankruptcy Code.

     3.2  At all times during the continuance of this Trust, as provided in
Article I hereof, the principal and income of the Trust shall be subject to claims of general creditors of the Company under federal and state law as set forth below.

          (a) The Board of Directors and the Chief Executive Officer of Company shall have the duty to notify the Trustee in writing of the Company's insolvency within two business days of such Insolvency. The Trustee shall be entitled to rely on such notice, to the exclusion of all other directions or claims regarding the Company's insolvency or solvency. If a person claiming to be a creditor of the Company alleges in writing to the Trustee that the Company has become Insolvent, the Trustee shall appoint a national accounting firm ("Accounting Firm") to determine whether the Company is Insolvent and, pending such determination, the Trustee shall suspend payment of benefits to Plan participants or their beneficiaries.

          (b) The Trustee shall not be deemed to have actual knowledge of the Company's Insolvency unless it has received written notice from the Company as provided in paragraph (a) hereof or written certification of the Company's Insolvency from the Accounting Firm. The Trustee may conclusively rely upon the determination of the Accounting Firm pursuant to paragraphs
     (a) or (d) hereof, and the Trustee's sole responsibility with respect to determination of Insolvency shall be the prudent selection of the Accounting Firm in the event such selection is required hereunder. In no event shall knowledge of the Company's credit status held by banking officers or employees of the Trustee by imputed to the Trustee.

          (c) If, pursuant to paragraph (a) hereof, the Trustee receives notice from the Company of the Company's Insolvency or the Accounting Firm determines that the Company is Insolvent, the Trustee shall discontinue payments to Plan participants or their beneficiaries and shall hold the assets of the Trust for the benefit of the Company's general creditors. Nothing in this Trust Agreement shall in any way diminish any rights of Plan participants or their beneficiaries to pursue their rights as general creditors of the Company with respect to benefits due under the Plan or otherwise.

          (d) In the event that the Trustee has discontinued the payment of benefits pursuant to this section, the Trustee shall resume payments of benefits in accordance with Article II of the Trust Agreement only under the following conditions:

               (i) the Trustee receives written certification from the Accounting Firm appointed pursuant to paragraph (a) hereof that the Company is not Insolvent; or

               (ii) the Trustee receives an order from a federal regulatory agency or a court of competent jurisdiction directing such payment of benefits or other dispositions of Trust assets; or

               (iii) in the event that the Trustee has discontinued payment of benefits as a result of notice from the Company pursuant to paragraph
          (a) hereof, and the Company alleges in writing that it is no longer Insolvent, the Trustee shall appoint an Accounting Firm to determine whether the Company is Insolvent, and shall resume such payments of benefits if it receives written certification from the Accounting Firm that the Company is no longer Insolvent. Notwithstanding any provision of the Trust to the contrary, the Trustee shall not make any distributions under the Trust if such distribution would violate an order issued by a court of competent jurisdiction to the Trustee.

     3.3 Provided that there are sufficient assets, if the Trustee discontinues the payment of benefits from the Trust pursuant to this Article III and subsequently resumes such payments, the first payment following such discontinuance shall include the aggregate amount of all payments due to Plan participants or their beneficiaries under the terms of the Plan for the period of such discontinuance, less the aggregate amount of any payments made to Plan participants or their beneficiaries by the Company in lieu of the payments provided for hereunder during any such period of discontinuance.

                                   ARTICLE IV
                              PAYMENTS TO COMPANY

     4.1 Except as provided in Article II and Article III hereof, the Company shall have no right or power to direct the Trustee to return to the Company or to divert to others any of the Trust assets before all payment of benefits have been made to Plan participants and their beneficiaries pursuant to the terms of the Plan.

                                   ARTICLE V
                              INVESTMENT AUTHORITY

     5.1 The Trustee shall invest and reinvest the principal and income of the Trust and keep the Trust's assets invested, without distinction between principal and income, in accordance with the written investment direction, if any, provided to the Trustee by the Company. In the absence of appropriate investment directions from the Company, the Trustee is authorized and agrees to keep the assets of the Trust invested and reinvested in accordance with Section 5.2.

     5.2 Notwithstanding the provisions of Section 5.1, in no event may the Trustee invest in securities other than Common Stock. Any cash dividends received by the Trustee shall be reinvested in Common Stock. All rights associated with assets of the Trust shall be exercised by the Trustee or the person designated by the Trustee, and shall in no event be exercisable by or rest with Plan participants, except that voting and other rights with respect to Trust assets will be exercised as directed by the Company.

     5.3 In the event that the Trustee invests any or all of the assets of the Trust pursuant to directions received from the Company, the Company agrees to indemnify and hold harmless the Trustee from any loss to the Trust as a result of the Trustee following such investment directions.

                                   ARTICLE VI
                             DISPOSITION OF INCOME

     6.1 During the term of this Trust, all income received by the Trust, net of expenses and taxes, shall be accumulated and reinvested in Common Stock.

                                  ARTICLE VII
                             ACCOUNTING BY TRUSTEE

     7.1 The Trustee shall keep accurate and detailed records of all investments, receipts, disbursements, and all other transactions required to be made, including such specific records as shall be agreed upon in writing between the Company and the Trustee. Within 90 days following the close of each calendar year and within 30 days after the removal or resignation of the Trustee, the Trustee shall deliver to the Company a written account of its administration of the Trust during such year or during the period from the close of the last preceding year to the date of such removal or resignation, setting forth all investments, receipts, disbursements and other transactions effected by it, including a description of all securities and all investments purchased and sold with the cost or net proceeds of such purchases or sales (accrued interest paid or receivable being shown separately), and showing all cash, securities and other property held in the Trust at the end of such year or as of the date of such removal or resignation, as the case may be. In the absence of the filing in writing with the Trustee by the Company of exceptions or objections to any such account within 90 days, the Company shall be deemed to have approved such account; and in such case, or upon the written approval by the Company of any such account, the Trustee shall be released, relieved and discharged with respect to all matters and things set forth in such account as through such account had been settled by the decree of a court of competent jurisdiction.

                                 ARTICLE VIII
                         RESPONSIBILITY OF THE TRUSTEE

     8.1 The Trustee shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims, provided, however, that the Trustee shall incur no liability to any person for any action taking pursuant to a direction, request or approval given by the Company which is contemplated by, and in conformity with, the terms of the Plan or this Trust and is given in writing by the Company. In the event of a dispute between the Company and a party, the Trustee may apply to a court of competent jurisdiction to resolve the dispute. The Company shall indemnify the Trustee, and defend and hold it harmless against any and all liabilities, losses, claims, suits or expenses (including attorney's fees) of whatsoever kind and nature which may be imposed upon, asserted against or incurred by the Trustee at any time by reason of its carrying out its responsibilities hereunder or its status as Trustee, except to the extent that any such liability, loss, claim, suit or expense arises directly from the Trustee's gross negligence or willful misconduct in the performance of responsibilities specifically allocated to it under the Trust. This paragraph shall survive the termination of this Agreement.

     8.2 If the Trustee undertakes or defends any litigation arising in connection with this Trust, the Company agrees to indemnify the Trustee against the Trustee's costs, expenses and liabilities (including, without limitation, attorneys' fee and expenses) relating thereto and to be primarily liable for such payments, or in its discretion, the Company may assume the defense or prosecution of any such litigation. If the Company does not pay such costs, expenses and liabilities in a reasonably timely manner, the Trustee may obtain payment from the Trust.

     8.3 The Trustee may consult with legal counsel (who may also be counsel for the Company generally) with respect to any of its duties or obligations hereunder.

     8.4 The Trustee may hire agents, accountants, actuaries, investment advisors, financial consultants or other professionals to assist it in performing any of its duties or obligations hereunder.

     8.5 The Trustee shall have, without exclusion, all powers conferred on trustees by applicable law, unless expressly provided otherwise herein, provided, however, that if an insurance policy is held as an asset of the Trust, the Trustee shall have no power to name a beneficiary of the policy other than the Trust, to assign the policy (as distinct from conversion of the policy to a different form) other than to a successor Trustee, or to loan to any person the proceeds of any borrowing against such policy.

     8.6 Notwithstanding any powers granted to the Trustee pursuant to this Trust Agreement or to applicable law, the Trustee shall not have any power that could give this Trust the objective of carrying on a business and dividing the gains therefrom, within the meaning of section 301.7701-2 of the Procedure and Administrative Regulations promulgated pursuant to the Internal Revenue Code.

                                   ARTICLE IX
                      COMPENSATION AND EXPENSES OF TRUSTEE

     9.1 The Company shall pay all administrative and Trustee's fees and expenses. If not so paid, the fees and expenses shall be paid from the Trust.

                                   ARTICLE X
                       RESIGNATION AND REMOVAL OF TRUSTEE

     10.1 The Trustee may resign at any time by written notice to the Company, which shall be effective 60 days after receipt of such notice unless the Company and the Trustee agree otherwise.

     10.2 The Trustee may be removed by the Company on 60 days notice or upon shorter notice accepted by the Trustee.

     10.3 Upon resignation or removal of the Trustee, appointment of a successor Trustee and after reserving such reasonable amounts as it shall deem necessary to provide for any expenses, fees or taxes then or thereafter, all assets shall subsequently be transferred to the successor Trustee. The transfer shall be completed within 90 days after receipt of notice of resignation, removal or transfer, unless the Company extends the time limit.

     10.4 If the Trustee resigns or is removed, a successor shall be appointed, in accordance with Article XI hereof, by the effective date of resignation or removal under this Article. If no such appointment has been made, the Trustee may apply to a court of competent jurisdiction for appointment of a successor or for instructions. All expenses of the Trustee in connection with the proceeding shall be allowed as administrative expenses of the Trust.

                                   ARTICLE XI
                            APPOINTMENT OF SUCCESSOR

     11.1 If the Trustee resigns (or is removed) in accordance with Article X, the Company may appoint any third party, such as a bank trust department or other party that may be granted corporate trustee powers under state law, as a successor to replace the Trustee upon resignation or removal. The appointment shall be effective when accepted in writing by the new Trustee, who shall have all of the rights and powers of the former Trustee, including ownership rights in the Trust assets. The former Trustee shall execute any instrument necessary or reasonably requested by the Company or the successor of the Trustee to evidence the transfer.

                                  ARTICLE XII
                            AMENDMENT OR TERMINATION

     12.1 This Trust Agreement may be amended by a written instrument executed by the Trustee and the Company. Notwithstanding the foregoing, no such amendment shall conflict with the terms of the Plan or shall make the Trust revocable after it has become irrevocable in accordance with Article I.

     12.2 The Trust shall not terminate until the date on which Plan participants and their beneficiaries are no longer entitled to benefits pursuant to the terms of the Plan. Upon termination of the Trust, any assets remaining in the Trust shall be returned to the Company.

     12.3 Upon written approval of participants or beneficiaries entitled to payment of benefits pursuant to the terms of the Plan, the Company may terminate this Trust prior to the time all benefit payments under the Plan have been made. All assets in the Trust at termination shall be returned to the Company.

                                  ARTICLE XIII
                                 MISCELLANEOUS

     13.1 Any provision of this Trust Agreement prohibited by law shall be ineffective to the extent of any such prohibition, without invalidating the remaining provisions hereof.

     13.2 Benefits payable to Plan participants and their beneficiaries under this Trust Agreement may not be anticipated, assigned (either at law or in equity), alienated, pledged, encumbered or subjected to attachment, garnishment, levy, execution or other legal or equitable process.

     13.3 This Trust Agreement shall be governed by and construed in accordance with the laws of the State of Illinois.

     13.4 No communication shall be binding on the Trustee until received by the Trustee, and no communication shall be binding on the Company until received by the Company. Communications to the Company shall be mailed or delivered to its principal place of business, or such other address as the Company may specify in writing to the Trustee. Communications to the Trustee shall be mailed or delivered to its principal place of business, or such other address as the Trustee may specify in writing to the Company. Any action of the Company pursuant to this Trust Agreement, including all orders, requests, directions, instructions, approvals and objections of the Company to the Trustee, shall be in writing and signed on behalf of the Company by any duly authorized representative of the Company. The Trustee may rely on, and will be fully protected with respect to, any such action taken or omitted in reliance on any information, order, request, direction, instruction, approval, objection or list delivered to the Trustee by the Company. A duly authorized representative of the Company shall be the Chief Executive Officer of the Company, President of the Company, any Executive Vice President or Senior Vice President of the Company, or any individual designated by the Chief Executive Officer or any Executive Vice President in writing ("Designee").

     13.5 All titles to the Articles of this Trust Agreement have been included for convenience only and shall not control the meaning or interpretation of any provision of the Trust Agreement.

     13.6 This Trust Agreement may be executed in any number of counterparts, each of which shall be deemed to be the original although the others shall not be produced.

     13.7 Any corporation into which the Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger, reorganization or consolidation to which the Trustee may be a party, or any corporation to which all or substantially all the trust business of the Trustee may be transferred shall be the successor of the Trustee hereunder without the execution or filing of any instrument or the performance of any act.

     13.8 The duties of the Trustee shall be governed by the terms of the Trust Agreement, without reference to the Plan.

                                  ARTICLE XIV
                                 EFFECTIVE DATE

     14.1 The effective date of this Trust Agreement shall be September 13, 1999.

                              *     *     *     *

     IN WITNESS WHEREOF, this Trust Agreement has been duly executed by the duly authorized officers of the parties hereto, effective as of the day and year first above written.

ATTEST/WITNESS:                              MAF BANCORP, INC.


/s/ Jerry Weberling                          By:   /s/ Michael J. Janssen
--------------------------                       ------------------------------

Name: Jerry A. Weberling                     Name : Michael J. Janssen
     ---------------------                         ----------------------------

Title: Executive Vice President & C.F.O.     Title: Senior Vice President
      ---------------------------------            ----------------------------

                                             Date:  9/13/99
                                                   --------



ATTEST/WITNESS:                              LASALLE BANK, N.A., TRUSTEE


/s/ Linda U. Porcher                         By: /s/ William R. Kursar
---------------------------------               -------------------------------

Name:  Linda U. Porcher                      Name:  William R. Kursar
     ----------------------------                 -----------------------------

Title:  Vice President                       Title:  Sr. Vice President
      ---------------------------                  ----------------------------

                                              Date: 9/13/99
                                                   ---------------------------